                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]Confidential, for Use of the
                                             Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          EXODUS COMMUNICATIONS, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

[EXODUS LOGO]

                                                                  April 26, 2001

To Our Stockholders:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Exodus Communications, Inc., to be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054, on Thursday, May 31, 2001, at 10:00 a.m. Pacific Time.

   The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Included with the proxy statement is a copy of our 2000 Annual Report to Stockholders. This proxy statement is dated April 26, 2001 and the proxy statement and annual report are first being mailed to our stockholders on or about April 30, 2001.

   It is important that you use this opportunity to take part in Exodus' corporate affairs by voting on the business to come before this meeting. Each year, we try to make it easier for stockholders to vote. This year, stockholders may vote by telephone or electronically using the Internet, as well as by mail. See "Voting By Internet or By Telephone" in the proxy statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope or vote by telephone or electronically by Internet, so that your shares may be represented at the meeting. Returning the proxy or voting by telephone or electronically by Internet does not deprive you of your right to attend the meeting and to vote your shares in person.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Ellen M. Hancock
                                          Ellen M. Hancock
                                          Chairman and Chief Executive Officer

                          EXODUS COMMUNICATIONS, INC.
                           2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Exodus Communications, Inc. will be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054, on Thursday, May 31, 2001, at 10:00 a.m. Pacific Time, for the following purposes:

  1. To elect ten directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. We intend to present the following nominees for election as directors:

               Thomas J. Casey                               L. William Krause
               John R. Dougery                                Daniel C. Lynch
                Mark Dubovoy                                Thadeus J. Mocarski
              Ellen M. Hancock                               Naomi O. Seligman
                Max D. Hopper                                 Dirk A. Stuurop

  2. To approve an amendment to our 1998 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 22,000,000 shares.

  3. To approve amendments to our 1998 Directors Stock Option Plan to:

    . increase the size of the initial grant to directors by 20,000 shares;

    . increase the size of the succeeding grants to directors by 30,000 shares;

    .  change the vesting schedule for succeeding grants; and

    . allow for the grant of stock awards, in lieu of cash payments, as director compensation.

  4. To ratify the appointment of KPMG LLP as our independent auditors for 2001.

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the accompanying proxy statement.

   Only stockholders of record at the close of business on April 12, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                          /s/ Adam W. Wegner
                                          Adam W. Wegner
                                          Senior Vice President, Legal and
                                          Corporate Affairs,
                                          General Counsel and Secretary

Santa Clara, California
April 26, 2001


                             YOUR VOTE IS IMPORTANT
 Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope, or vote by telephone or electronically by Internet, so that your shares may be represented at the meeting.

                          EXODUS COMMUNICATIONS, INC.
                           2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT

                               ----------------

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: The accompanying proxy is solicited on behalf of the Board of Directors of Exodus Communications, Inc., a Delaware corporation (the "Company" or "Exodus"). We are providing these proxy materials to you in connection with our annual meeting of stockholders, to be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054, on Thursday, May 31, 2001 at 10:00 a.m. Pacific Time. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid executive officers, and other required information. Our annual report to stockholders for the year ended December 31, 2000 is enclosed with this proxy statement. We are initially mailing this proxy statement to our stockholders on or about April 30, 2001.

Q: What proposals will be voted on at the meeting?

A: There are four proposals to be voted on at the meeting:

  .  the election of directors;

  . the amendment of our 1998 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan;

  . the amendment of our 1998 Directors Stock Option Plan to increase the size of the initial and succeeding grants to directors, to change the vesting schedule for succeeding grants and to allow for the grant of stock awards, in lieu of cash payments, as director compensation; and

  . the ratification of the appointment of KPMG LLP as our independent auditors for 2001.

Q: Does the Board of Directors recommend voting in favor of the proposals?

A: Yes. Our Board unanimously recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the amendment to our 1998 Equity Incentive Plan, "FOR" the amendment to our 1998 Directors Stock Option Plan and "FOR" the appointment of KPMG LLP.

Q: What shares can I vote?

A: You may vote all shares you own at the close of business on April 12, 2001, the record date.

Q: What classes of shares are entitled to be voted?

A: Holders of our common stock are entitled to one vote for each share of stock held by them as of the April 12, 2001 record date. On the record date, the Company had 553,103,716 shares of common stock outstanding and entitled to vote at the meeting.

Q: What do I need to do now?

A: Please carefully consider the information contained in this proxy statement and respond as soon as possible so that your shares will be counted at the meeting. You can respond by either completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or by voting by telephone or electronically by Internet. For more information, please see "Voting By Internet or By Telephone" on page 31. If you vote on the Internet or by telephone, you do not have to mail in your proxy card. Alternatively, you may attend the annual meeting and vote your shares in person rather than signing and mailing in your proxy card or voting on the Internet or by telephone.

Q: Do I need to attend the meeting?

A: No. You can vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or by following the Internet or telephone voting instructions. If you vote on the Internet or by telephone, you do not have to mail in your proxy card.

Q: What constitutes a quorum, and why is a quorum required?

A: A quorum is required for the Exodus stockholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q: What if I don't vote? What if I abstain?

A: If you respond and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the proposals to be voted on at the meeting. If you respond and mark your proxy, or vote on the Internet or by telephone, to indicate that you abstain from voting, your vote will not affect the outcome of the proposal, but it will be counted toward determining whether a quorum is present at the meeting. If you do not respond, your vote will not be counted in the vote or in determining whether a quorum is present at the meeting.

Q: What is the voting requirement to approve each of the proposals?

A: The ten candidates for election as directors at the meeting who receive the highest number of affirmative votes will be elected. Proposals 2, 3 and 4 require the affirmative vote of a majority of the shares of common stock, present in person or represented by proxy at the meeting and entitled to vote on the proposals, that are voted for or against the matter. Abstentions will be counted towards a quorum but will not affect the outcome of the vote. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, those "broker non-votes" will also be counted towards a quorum and will not be counted in determining whether Proposals 2, 3 or 4 are approved.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. You can change your vote at any time before your proxy is voted at the meeting. You can do this in one of four ways. First, you can revoke your proxy by sending written notice to the Secretary of Exodus before the meeting. Second, you can send the Secretary of Exodus a later dated, signed proxy before the meeting. Third, if you are a holder of record, you can attend the meeting in person and vote. And fourth, you can revoke your proxy by voting by telephone or electronically by Internet before 11:59 p.m., Pacific Time, on Tuesday, May 29, 2001 (your LATEST Internet or telephone vote is counted). If your shares are held in an account at a brokerage firm or bank, you should contact your brokerage firm or bank to change your vote.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

Q: Who will count the votes?

A: All votes will be tabulated by EquiServe, our transfer agent and the inspector of elections appointed for the meeting.

Q: Where can I find voting results of the meeting?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2001.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Exodus or to third parties except as necessary to meet applicable legal requirements, or to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Exodus management.

Q: Who will bear the cost for soliciting votes for the meeting?

A: The expenses of soliciting proxies to be voted at the meeting will be paid by Exodus. If you choose to access the proxy materials or vote over the Internet, however, you are responsible for any Internet access charges you may incur. Following the original mailing of the proxies and other soliciting materials, we may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse these holders for their reasonable expenses. Skinner & Co., Inc. will assist us in obtaining the return of proxies, at an estimated cost to Exodus of $10,000, including expenses.

Q: Whom should I call with questions?

A: If you have additional questions about this proxy statement or the meeting or would like additional copies of this document, you should contact:

     Exodus Communications, Inc.
     2831 Mission College Boulevard
     Santa Clara, CA 95054
     Attention: Investor Relations
     Telephone: (408) 346-2200

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   The Exodus Board of Directors has nominated the following persons for election as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death or removal: Thomas J. Casey, John R. Dougery, Mark Dubovoy, Ellen M. Hancock, Max D. Hopper, L. William Krause, Daniel C. Lynch, Thadeus J. Mocarski, Naomi O. Seligman and Dirk A. Stuurop. Dr. Laura D'Andrea Tyson resigned as a director in February 2001 and will not stand for re-election at this year's meeting.

   On September 28, 2000, we entered into a Stockholder Agreement with Global Crossing Ltd. and Global Crossing GlobalCenter Holdings, Inc. ("GCGCH"). Under this agreement, GCGCH has the right to designate one nominee for election to our Board of Directors, subject to certain conditions. GCGCH designated
Mr. Thomas J. Casey as its nominee, and our Board appointed Mr. Casey as a director in January 2001. For more information regarding this agreement, please see "Certain Relationships and Related Transactions" beginning on page 28.

   Shares represented by the accompanying proxy will be voted "for" the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority to so vote. Effective as of the date of the meeting, the Board will consist of ten members. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the present Board may determine. Each nominee has agreed to serve as a director if elected.

 Director Nominees            Age Principal Occupation
 -----------------            --- --------------------
 Thomas J. Casey.............  49 Chief Executive Officer, Global Crossing Ltd.
 John R. Dougery (1).........  61 President, Dougery Ventures
 Mark Dubovoy (2)............  54 Managing Director, Leapfrog Ventures
 Ellen M. Hancock............  58 Chairman and Chief Executive Officer, Exodus
                                  Communications, Inc.
 Max D. Hopper (2)(4)........  66 Chief Executive Officer, Max D. Hopper
                                  Associates, Inc.
 L. William Krause (2).......  58 President, LWK Ventures
 Daniel C. Lynch (3).........  59 Owner, Lynch Enterprises
 Thadeus J. Mocarski (3)(4)..  39 Managing Director, Navis Partners, LLC
 Naomi O. Seligman (1).......  67 Senior Partner, Cassius Advisors
 Dirk A. Stuurop (1)(3)......  52 President, Stuurop & Company

--------
(1) Audit Committee Member
(2) Compensation Committee Member
(3) Finance Committee Member
(4) Corporate Governance Committee Member

   Thomas J. Casey has served as a director of Exodus since January 2001. He has served as the Chief Executive Officer of Global Crossing Ltd., a provider of global long distance telecommunications facilities and services, since October 2000. From September 1998 to October 2000, Mr. Casey served as Vice Chairman and Managing Director of Global Crossing and President of Pacific Capital Group, an investment company. From 1995 to September 1998, Mr. Casey held the positions of Managing Director and co-manager of the Global Communications Group at Merrill Lynch, an international investment banking firm. Prior to his association with Merrill Lynch, Mr. Casey was a Partner and co-manager of the telecommunications and media group of the law firm of Skadden, Arps, Slate, Meagher and Flom. Mr. Casey is a member of the boards of directors of Global Crossing Ltd., Asia Global Crossing, Ltd. and Value America Inc. Mr. Casey holds a J.D. degree from George Washington University Law School and a B.A. degree from Boston College.

   John R. Dougery has served as a director of Exodus since February 1996. He has been President of Dougery Ventures, a venture capital firm, since January 1998. From 1981 to December 1997, he was a general partner of Dougery & Wilder, a venture capital firm. Mr. Dougery is a director of Printronix, Inc. Mr. Dougery holds a B.A. degree in mathematics from the University of California at Berkeley and an M.B.A. degree from Stanford University.

   Mark Dubovoy has served as a director of Exodus since October 1996. He was a founder and has served as a managing director of Leapfrog Ventures, a venture capital partnership, since November 1999. He was a founder of and has been a general partner of Information Technology Ventures, a venture capital partnership, since September 1994. From 1991 to 1994, he was a general partner of Grace/Horn Ventures, a venture capital partnership. Mr. Dubovoy is a director of iPrint.com, inc. Mr. Dubovoy holds a B.S. degree in physics from the National University of Mexico and M.A. and Ph.D. degrees in physics from the University of California at Berkeley.

   Ellen M. Hancock has served as the Chief Executive Officer of Exodus since September 1998 and as the Chairman of the Board of Directors since June 2000. She has been a director since April 1998. She also served as the President of Exodus from March 1998 to June 2000 and as the acting Vice President, Marketing of Exodus from July 1998 to October 1998. From July 1996 to July 1997, she served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. From 1995 to May 1996, Ms. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation. From 1966 to 1995, she served in various staff, managerial and executive positions at International Business Machines Corporation, most recently as Senior Vice President and Group Executive. Ms. Hancock is a director of Colgate-Palmolive Company and Aetna Inc. She holds a B.A. degree in mathematics from The College of New Rochelle and an M.A. degree in mathematics from Fordham University.

   Max D. Hopper has served as a director of Exodus since January 1998. Mr. Hopper has been the Chief Executive Officer of Max D. Hopper Associates, Inc., an information services management consulting firm, since 1995. From 1985 to 1995, he served in various positions at American Airlines, a subsidiary of AMR Corporation, most recently as Senior Vice President, Information Systems and Chairman of the SABRE Group. Mr. Hopper is also a director of Gartner Group, Inc., US Data Corporation, Accrue Software, Inc., Metrocall, Inc., Payless Cashways, Inc. and United Stationers, Inc. He holds a B.S. degree in mathematics from the University of Houston.

   L. William Krause has served as a director of Exodus since June 2000. He has served as President of LWK Ventures, a private investment company, since November 1998. From 1991 to November 1998, Mr. Krause served as President and Chief Executive Officer of Storm Technology, Inc., a digital imaging company which filed for protection under federal bankruptcy laws in November 1998. He served as President and Chief Executive Officer of 3Com Corporation, a global data networking company, from 1981 to 1990, and as its Chairman from 1987 to 1993 when he retired. From 1967 to 1981, Mr. Krause served in various marketing and general management positions at Hewlett-Packard Company. Mr. Krause is a director of Packeteer, Inc., Pinnacle Systems, Inc. and Sybase, Inc. He holds a B.S.E.E. degree from the Citadel.

   Daniel C. Lynch has served as a director of Exodus since January 1998. Mr. Lynch has been the owner of Lynch Enterprises, a venture capital firm, since 1993. From 1994 to August 1996, he was a director of UUNet Technologies, Inc., an Internet service provider. From 1991 to August 1993, he was the Chairman of the Board of Interop, a conference and trade show company, which he founded and which is now a division of Key3Media Events, Inc., a wholly owned subsidiary of Key3Media Group, Inc. Mr. Lynch is the Chairman and Chief Executive Officer and a founder of Cybercash, Inc., which filed for protection under federal bankruptcy laws in March 2001. Mr. Lynch is a director of Covad Communications Group. He holds a B.S. degree in mathematics from Loyola Marymount University and an M.A. degree in mathematics from the University of California, Los Angeles.

   Thadeus J. Mocarski has served as a director of Exodus since June 1997. Since 1994, Mr. Mocarski has been an officer of various entities affiliated with Navis Partners, LLC, formerly known as Fleet Equity Partners, a private equity firm, most recently as Managing Director. Prior to joining Navis Partners, LLC, Mr. Mocarski was an attorney with the law firm of Edwards & Angell. Mr. Mocarski holds a B.A. degree in economics and government from Colby College and a J.D. degree from the Washington College of Law.

   Naomi O. Seligman has served as a director of Exodus since July 1999. She was a founder of Cassius Advisors, a management consultancy, where she has been a senior partner since September 1999. Prior to that, Ms. Seligman was a senior partner of the Research Board, a private-sector research institute, from 1971 to 1999. Ms. Seligman is a director of the following public companies: Dun & Bradstreet Corporation, Ventro Corporation, Martha Stewart Living Omnimedia, John Wiley & Sons, Inc. and Sun Microsystems, Inc. She holds a B.A. degree in economics from Vassar College and an M.B.A. degree from the London School of Economics.

   Dirk A. Stuurop has served as a director of Exodus since June 2000. He has served as President of Stuurop & Company, a private strategic advisory firm, since October 1999. From 1982 to May 1999, Mr. Stuurop served in various investment banking positions at Merrill Lynch & Company, most recently as Chairman, Global Financial Institutions. Mr. Stuurop is a director of Philadelphia Consolidated Holding Corporation. He holds an M.S. degree in economics from the University of Groningen (The Netherlands) and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

Board of Directors Meetings and Committees

   Board of Directors. The Board met 16 times during 2000, including eight telephonic conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board held during the period for which he or she was a director and the total number of meetings held by all committees of the Board on which such director served that were held during that period, except that Dr. Tyson, who is not standing for re-election at this year's meeting, attended half of such meetings.

   The Board's standing committees include an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Finance Committee.

   Audit Committee. Mr. Dougery, Ms. Seligman and Mr. Stuurop are the current members of the Audit Committee. Frederick W. W. Bolander served as a member of the Audit Committee until June 2000. The Audit Committee met 11 times during 2000, including five telephonic conference meetings. The principal functions of the Audit Committee fall into the following four broad categories:

  . monitor periodic reviews of the adequacy of our accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and its financial and senior management;

  . review and evaluate the independence and performance of our independent auditors;

  . facilitate communication among our independent auditors, financial and senior management and our Board of Directors; and

  . exercise an active oversight role with respect to the internal audit function.

   Compensation Committee. Messrs. Dubovoy, Hopper and Krause are the current members of the Compensation Committee. Mr. Bolander and Peter A. Howley served on the Compensation Committee until June 2000. The functions of the Compensation Committee, which met seven times during 2000, including one telephonic conference meeting, fall into the following five broad categories:

  . approve the Company's long-term strategy of employee compensation and determine the types of stock and other compensation plans to be used;

  . review and make all decisions regarding all forms of compensation for the executive officers of the Company and any other officers or individuals designated by the Board;

  . review, approve and make all decisions relating to the general outline of non-equity compensation policies and plans for all employees and management perquisites and review and approve actions with respect to specific non-equity compensation to executive officers;

  .  administer our incentive and equity plans; and

  . handle all other compensation matters as the Board may request from time to time.

   Corporate Governance Committee. Mr. Hopper and Mr. Mocarski are the current members of the Corporate Governance Committee. Mr. Dubovoy served on the Corporate Governance Committee until June 2000. During 2000, Dr. Tyson, who is not standing for re-election at this year's meeting, also served on the Corporate Governance Committee. The Corporate Governance Committee met six times during 2000, including one telephonic conference meeting. The Corporate Governance Committee reviews, monitors and recommends changes to the manner in which the Company is governed. It also reports to the Board on those matters and makes specific recommendations for full Board action, as appropriate. The Corporate Governance Committee also acts as a nominating committee. The Committee will consider nominations of persons for election to the Board of Directors recommended by stockholders. Stockholders wishing to make a nomination before the 2002 annual meeting must provide written notice of the nomination to the Secretary of the Company at the principal executive offices of the Company no later than April 1, 2002. Any stockholder wishing to make a nomination must be a stockholder of record at the time the notice is given and must be entitled to vote at the annual meeting. In addition, the notice must provide all information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The notice must also include the name and address of the stockholder making the nomination, as it appears on our records, and the class and number of our shares that are owned beneficially and held of record by the stockholder.

   Finance Committee. Messrs. Lynch, Mocarski and Stuurop are the current members of the Finance Committee. Mr. Dubovoy served on the Finance Committee until June 2000. The Finance Committee met 19 times during 2000, including 13 telephonic conference meetings. The Finance Committee assists the Board of Directors in fulfilling its statutory and fiduciary responsibilities and has the authority to direct and supervise an investigation into any matters brought to its attention within the scope of its duties. The Committee provides oversight of the financial plans, performance, condition and financial practices of the Company and can, where appropriate, recommend to the Board the adoption of financial policies in areas including capital structure, investment guidelines and borrowing limits and authorizations. The Committee reviews and evaluates the performance of our Finance Department, Chief Financial Officer and Treasurer and reviews and recommends to the Board acquisitions, divestitures and joint ventures and all issuances, sales or repurchases of our equity and long term debt. The Committee also reviews the investment policies and investment performance of our profit sharing plans, retirement plans and pension funds and reviews and approves the disposition of certain assets and financial transactions over a certain dollar amount outside of the ordinary course of business.

           The Board of Directors recommends a vote FOR the election
                       of each of the nominated directors

            PROPOSAL NO. 2--AMENDMENT TO 1998 EQUITY INCENTIVE PLAN

   The stockholders are being asked to approve an amendment to the 1998 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares reserved for issuance thereunder by 22,000,000, or approximately 4.0% of the total outstanding shares of common stock on April 12, 2001, from 58,000,000 to 80,000,000 shares.

   The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide us with adequate flexibility to ensure that we can continue to meet our goals for employee hiring and retention.

   The Board approved the proposed amendment on March 7, 2001, to be effective upon stockholder approval. A summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment, is set forth below.

Incentive Plan History

   The Incentive Plan was adopted by the Board in January 1998 and approved by the stockholders in February 1998. Originally 1,500,000 shares of common stock were reserved for issuance, plus shares that were available for issuance under our 1997 Equity Incentive Plan (the "1997 Plan") which became available for issuance under the Incentive Plan. On April 12, 1999, we effected a two-for-one stock split, and the number of shares reserved for issuance under the Incentive Plan was automatically adjusted to 3,000,000 shares plus certain shares from the 1997 Plan. On June 2, 1999, the stockholders approved an increase of 2,000,000 shares of our common stock reserved for issuance under the Incentive Plan. On August 12, 1999 and December 14, 1999, respectively, we effected two additional two-for-one stock splits. On June 6, 2000, the stockholders approved an increase of 9,000,000 shares of our common stock reserved for issuance under the Incentive Plan. Effective June 20, 2000, we effected a two-for-one stock split. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in our future performance through awards of stock options, restricted stock and stock bonuses.

   From inception of the Incentive Plan in January 1998 to April 12, 2001, options to purchase an aggregate of 61,321,577 shares of common stock were granted under the Incentive Plan. Of these, options were granted to the executive officers identified in the Summary Compensation Table below, as follows: Ellen M. Hancock: 3,850,000 shares; Beverly Brown, 1,230,000 shares;
R. Marshall Case, 2,020,000 shares; Herbert A. Dollahite, 2,170,000 shares; and William R. Yeack, 1,010,000 shares. During the same period, as of April 12, 2001, our executive officers as a group (nine persons) were granted options under the Incentive Plan to purchase a total of 15,335,000 shares, all of the Company's employees as of April 12, 2001, including officers who are not executive officers as a group, had been granted options under the Incentive Plan to purchase a total of 45,586,577 shares, and the current directors who are not executive officers as a group (nine persons) were granted options under the Incentive Plan to purchase 400,000 shares.

Shares Subject to the Incentive Plan

   The shares subject to issuance under the Incentive Plan consist of authorized but unissued shares of common stock. After taking into account the proposed amendment, the Board has reserved a total of 80,000,000 shares of common stock plus certain shares from the 1997 Plan for issuance under the Incentive Plan. Pursuant to the terms of the Incentive Plan as originally adopted and approved by the stockholders, any shares not issued or subject to outstanding grants under the 1997 Plan on the effective date of the Incentive Plan, any shares issuable upon exercise of awards granted under the 1997 Plan that expire or become unexercisable for any reason without having been exercised in full and any shares that were issued under awards granted under the 1997 Plan that are repurchased at the original issue price or are forfeited, become available for issuance under the Incentive Plan. The number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

   Employees, officers, directors, consultants, independent contractors and advisors of Exodus or of any parent or subsidiary are eligible to receive awards under the Incentive Plan. No participant is eligible to receive more than 750,000 shares of common stock under the Incentive Plan in any calendar year, other than new employees (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,250,000 shares of common stock in the calendar year in which they commence their employment with the Company. As of April 12, 2001, approximately 4,471 persons were eligible to participate in the Incentive Plan, 12,584,427 shares had been issued upon exercise of options, 41,074,262 shares were subject to outstanding options, and 122,672 shares had been issued pursuant to restricted stock awards or stock bonus awards. As of April 12, 2001, 37,673,947 shares were available for future grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan, and an aggregate of 18,030,869 shares were available for future grant pursuant to all other Company option and purchase plans.

Administration

   The Incentive Plan is administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee currently consists of Mark Dubovoy, Max D. Hopper and L. William Krause. Each of these directors is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

   Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of the awards. It also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted under the Incentive Plan.

Stock Options

   The Incentive Plan permits the granting of options that are intended to qualify either as incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of Exodus or of any parent or subsidiary. Options typically vest over a 50-month period while the participant provides services to Exodus or any of its subsidiaries. It is our general policy to suspend the vesting beginning on the 31st day of an employee's leave of absence.

   The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of common stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share at the time the ISO is granted. The option exercise price for each NQSO must be no less than 85% of the fair market value of a share of common stock at the time of grant.

   The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee: (1) in cash; (2) by cancellation of indebtedness of Exodus to the participant; (3) by surrender of shares of our common stock obtained by the participant in the public market or owned by the participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the participant for services rendered; (6) by a "same-day sale" commitment from the participant and a NASD broker; (7) by a "margin" commitment from the participant and a NASD broker; or (8) by any combination of the foregoing.

Restricted Stock Awards

   The Compensation Committee may grant participants awards to purchase shares of restricted stock under the Incentive Plan under such terms, conditions and restrictions as it may determine. A restricted stock award is an offer by Exodus to sell to a participant shares of common stock that are subject to restrictions established by the Compensation Committee. These restrictions may be based upon completion by the participant of a specified number of years of service or by the attainment of certain performance goals established by the Committee, for example. The purchase price for each such award is determined by the Committee at the time of grant and may be less than the fair market value of common stock on the date of the award. In the case of an award to a 10% stockholder, the purchase price will be at least 100% of fair market value. The purchase price may be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as approved by the Compensation Committee.

Stock Bonus Awards

   The Compensation Committee may grant participants stock bonus awards under the Incentive Plan on such terms, conditions and restrictions as the committee may determine. A stock bonus is an award of shares for services rendered. Stock bonuses may be awarded for past services already rendered or upon satisfaction of performance goals that are set out in advance in the participant's stock bonus award agreement.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation of Exodus, the sale of substantially all of its assets, or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders (after taking into account provisions of the awards). In the event that the successor corporation does not assume, replace or substitute the options awarded, such options will expire upon the closing of such transaction at the time and upon the conditions as the Compensation Committee determines. The Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to the Incentive Plan will accelerate in whole or in part.

Amendment of the Incentive Plan

   The Board at any time may terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. The Board will not amend the Incentive Plan in any manner that requires stockholder approval, without obtaining that approval.

Term of the Incentive Plan

   Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire on January 14, 2008, ten years from the date it was adopted by the Board of Directors.

Federal Income Tax Information

   The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the Incentive Plan. The federal income tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Any tax effects that accrue to foreign participants as a result of participating in the Incentive Plan are governed by the tax laws of the countries in which such participant resides. Each participant is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences if participation in the Incentive Plan.

   Incentive Stock Options. A participant will recognize no income upon grant of an ISO and incur no tax on its exercise, unless the participant is subject to the alternative minimum tax ("AMT"). If the participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the amount of time the ISO Shares are held by the participant.

   If the participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the participant.

   Alternative Minimum Tax. The difference between the option exercise price and the fair market value of the ISO Shares that are vested on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular income tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

   Nonqualified Stock Options. A participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO for vested shares, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. The included amount must be treated as ordinary income by the participant and may be subject to withholding by us (either by payment in cash or withholding out of the participant's salary). Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss, taxable at a rate that depends upon the length of time the shares were held by the participant.

   Restricted Stock and Stock Bonus Awards. A participant who receives a restricted stock award or a stock bonus award will include the amount of the award in income as compensation at the time that any forfeiture restrictions on the shares of stock lapse, unless the participant makes a timely election under Internal Revenue Code Section 83(b). If the participant does not timely make an 83(b) election, the participant will include in income the fair market value of the shares of stock on the date that the restrictions lapse as to those shares, less any purchase price paid for such shares. The included amount may be treated as ordinary income by the participant and will be subject to withholding by us (either by payment in cash or withholding out of the participant's award).

   If the participant makes a timely 83(b) election, the participant who receives a restricted stock award will include in income, as ordinary income, the fair market value of the shares of stock on the date of receipt of the award less any purchase price paid for such shares, and the participant who receives a stock bonus will include in income, as ordinary income, the fair market value of the shares of stock on the date of receipt of the award. The income may be subject to withholding by the Company (either by payment in cash or withholding out of the participant's award). If the award is subsequently forfeited, the participant will not receive any deduction for the amount treated as ordinary income.

   Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. In order to receive long-term capital gain treatment, the shares acquired pursuant to the Incentive Plan must be held for more than 12 months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

   Tax Treatment of Exodus. Exodus generally will be entitled to a deduction in connection with the exercise of an NQSO by a participant or the receipt by the participant of restricted stock or a stock bonus to the extent that the participant recognizes ordinary income and the Company properly reports such income to the IRS. We will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that we properly report such income to the IRS.

ERISA

   The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

 The Board of Directors recommends a vote FOR the approval of the amendment to the 1998 Equity Incentive Plan

         PROPOSAL NO. 3--AMENDMENT TO 1998 DIRECTORS STOCK OPTION PLAN

   Stockholders are being asked to approve an amendment to the 1998 Directors Stock Option Plan (the "Directors Plan") to:

  . increase the size of the initial grant to directors by 20,000 shares, from 40,000 to 60,000 shares;

  . increase the size of the succeeding grants to directors by 30,000 shares, from 10,000 to 40,000 shares;

  . change the vesting schedule for succeeding grants of options to directors; and

  . allow for the grant of stock awards, in lieu of cash payments, as director compensation.

   Under the proposed amendment, the initial option grant under the Directors Plan, which is granted to each non-employee member of the Board automatically upon commencement of service as a director (the "Initial Grant"), will be increased by 20,000 shares, from 40,000 to 60,000 shares, with no change in the vesting schedule. The Directors Plan currently provides that the Initial Grant vests as to one-third of the shares on the first anniversary of the date of grant and thereafter as to 2.7777% of the shares over each of the next
24 months, provided the optionee is still a member of the Board or a consultant to us. In addition, under the proposed amendment, the succeeding option grants, which are automatically granted to each non-employee member of the Board upon re-election at each annual meeting of stockholders (a "Succeeding Grant"), will be increased by 30,000 shares, from 10,000 to 40,000 shares, with a change in the current vesting schedule. Under the proposed amendment, Succeeding Grants will vest monthly over 24 months at a rate of 4.1666% monthly, provided the optionee is still a member of the Board or a consultant to us. The Directors Plan currently provides that Succeeding Grants will vest monthly over 48 months at a rate of 2.0833% monthly, provided the optionee is still a member of the Board or a consultant to us.

   If the proposed amendment is not adopted, the size of Initial Grants will remain at 40,000 shares and they will continue to vest as to one-third of the shares on the first anniversary of the date of grant and thereafter as to 2.7777% of the shares over each of the next 24 months. In addition, the size of Succeeding Grants will remain at 10,000 shares and will continue to vest monthly over 48 months at a rate of 2.0833% monthly, as the Directors Plan presently provides. The Board believes that the proposed amendment to the size of both the Initial Grants and Succeeding Grants and to the vesting schedule for the Succeeding Grants is in the best interest of the Company because of the continuing need to provide equity participation to attract and retain quality outside directors. The Directors Plan plays an important role in the Company's efforts to attract and retain outside directors of outstanding ability.

   In December 2000, we approved a proposal to compensate directors for their service to Exodus. Prior to January 2001, directors did not receive any cash compensation for their services as directors. Effective in January 2001, directors receive $2,500 for each meeting of the Board of Directors attended and $1,000 for each committee meeting attended, and the chairman of each committee receives $1,500 for each meeting attended. Directors may, at their election, defer receipt of all or a portion of their directors' fees and receive a fully vested stock award equal to the amount of the deferred fees otherwise payable to the director.

   In December 2000, the Board approved the proposed amendment to the Directors Plan, including the election to defer cash fees and receive stock awards, to be effective upon stockholder approval. A summary of the principal provisions of the Directors Plan, assuming stockholder approval of the proposed amendment, is set forth below.

Directors Plan History

   The Directors Plan, reserving 200,000 shares of common stock, was adopted by the Board in January 1998 and approved by the stockholders in February 1998. As a result of stock splits since that date, the number of shares reserved for issuance under the Directors Plan was automatically adjusted to 3,200,000 shares. The purpose of the Directors Plan is to enhance our ability through the use of equity incentives to attract and retain highly qualified outside directors.

Shares Subject to the Directors Plan

   The shares subject to issuance under the Directors Plan consist of authorized but unissued shares of common stock. The number of shares that may be issued pursuant to the Directors Plan is 3,200,000, subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. In the event that any outstanding award under the Directors Plan expires or is terminated for any reason, the shares of common stock allocable to the expired or terminated award will again be available for the grant of awards under the Directors Plan.

Administration

   The Directors Plan is administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

Eligibility

   Under the Directors Plan, we automatically grant options and allow for the grant of stock in lieu of director's fees to each director who is not an employee of Exodus or of any parent, subsidiary or affiliate of Exodus (the "Outside Directors") in accordance with the formula specified in the next paragraph. As of April 12, 2001, nine persons were eligible to receive options pursuant to the Directors Plan, 275,000 shares had been issued upon exercise of options and the Company's current non-employee directors, as a group, had been granted options to purchase an aggregate of 1,520,000 shares under the Directors Plan.

Formula for Option Grants

   Under the Directors Plan as proposed to be amended, each Outside Director will be automatically granted an option to purchase 60,000 shares of common stock on the date the Outside Director first becomes a member of the Board. At each annual meeting of stockholders thereafter, each Outside Director will be automatically granted an option to purchase 40,000 shares of common stock, so long as he or she continuously remains a director of the Company.

Terms of Option Grants

   Options granted pursuant to the Directors Plan are intended to be NQSOs. Each Initial Grant and Succeeding Grant has a maximum term of ten years. The Initial Grant vests as to one-third of the total shares on the first anniversary of the date of grant and then 2.7777% monthly for the next 24 months thereafter, provided the optionee is still a member of the Board or a consultant to the Company. As the Directors Plan is proposed to be amended, each Succeeding Grant will vest at a rate of 4.1666% monthly over the 24 months following the date of grant, provided the optionee is still a member of the Board or a consultant to us.

   The option exercise price is the "fair market value" (as defined in the Directors Plan) of the common stock as of the date of the grant. The option exercise price is payable in cash and in other forms of consideration, including fully paid shares of common stock owned by the Outside Director for more than six months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment" or through any combination of the foregoing.

   Under the Directors Plan as proposed to be amended, directors will be able, at their election, to defer receipt of all or a portion of their directors' fees and receive a fully vested stock award equal to the amount of the deferred fees otherwise payable to the director.

Terms of Stock Bonus Awards

   Each director may elect to receive stock bonus awards in lieu of the total cash fees otherwise receivable from us for service as a director for the year subsequent to the election year. This election will be made by the director by entering into an agreement with us on or before December 31 of the year prior to the calendar year for which the election is made and the total cash fees are due, except for elections for calendar year 2001 which must be made by June 15, 2001. The number of shares of any stock bonus award will be determined on the date of grant and will be equal to the total cash fees otherwise payable by us to a director divided by the "fair market value" (as defined in the Directors Plan) of the common stock as of the date of the grant.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation, the sale of substantially all of our assets or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the Directors Plan or provide substantially similar consideration, shares or other property as was provided to stockholders (after taking into account provisions of the options). In the event of such a change in control, the vesting of all Directors Plan options will accelerate, and the options will become exercisable in full prior to the consummation of the transaction.

Amendment of the Directors Plan

   The Board, to the extent permitted by law, and only with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan.

Term of the Directors Plan

   Unless terminated earlier as provided in the Directors Plan, options may be granted pursuant to the Directors Plan from time to time until January 15, 2008, ten years after the date the Board adopted the Directors Plan.

Federal Income Tax Information

   For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, see the discussion of the tax implications of NQSOs in "Proposal No. 2--Amendment to 1998 Equity Incentive Plan--Federal Income Tax Information" above.

ERISA

   The Directors Plan is not subject to any of the provisions of ERISA, nor is it qualified under Section 401(a) of the Internal Revenue Code.

 The Board of Directors recommends a vote FOR the approval of the amendment to the 1998 Directors Stock Option Plan

     PROPOSAL NO. 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected KPMG LLP, independent auditors, to audit our financial statements for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of KPMG LLP will be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table presents stock ownership information, as of February 28, 2001, with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, each director and director nominee, our chief executive officer and the four other most highly compensated executive officers other than the chief executive officer who were serving as executive officers as of December 31, 2000 (collectively, the "Named Executive Officers"), and all current directors and executive officers as a group.

                                                        Shares      Percent of
Beneficial Owner (1)                                    Owned         Class
--------------------                                    ----------- ----------
Global Crossing GlobalCenter Holdings, Inc. (2)........ 108,157,200    19.6%
Thomas J. Casey (3).................................... 108,157,200    19.6
Janus Capital Corporation (4)..........................  60,279,978    10.9
Ellen M. Hancock (5)...................................  10,717,878     1.9
John R. Dougery (6)....................................   5,818,199     1.1
Herbert Dollahite, Ph.D. (7)...........................   1,215,835       *
Max D. Hopper (8)......................................     477,735       *
R. Marshall Case (9)...................................     281,820       *
Daniel C. Lynch (10)...................................     266,343       *
Beverly Brown (11).....................................     223,597       *
William R. Yeack (12)..................................     159,876       *
Mark Dubovoy (13)......................................     147,301       *
Thadeus J. Mocarski (14)...............................      64,167       *
Naomi O. Seligman (15).................................      17,501       *
Dirk A. Stuurop (16)...................................      10,000       *
L. William Krause (17).................................         --      --
All current executive officers and directors and
 director nominees as a group (18 persons) (18)........ 129,872,547    23.1%

--------
  *  Represents less than 1% of our outstanding common stock.
 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options or convertible notes that are currently exercisable or exercisable within 60 days of February 28, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options or convertible notes for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Based upon a Schedule 13D filed with the SEC on January 21, 2001. The address of Global Crossing GlobalCenter Holdings, Inc. is 360 N. Crescent Drive, Beverly Hills, CA 90210.
 (3) Represents all shares of common stock beneficially owned by Global Crossing GlobalCenter Holdings, Inc. Mr. Casey is the Chief Executive Officer of Global Crossing Ltd. Global Crossing GlobalCenter Holdings, Inc. is an indirect wholly owned subsidiary of Global Crossing North America, Inc. Global Crossing North America, Inc. is a direct wholly owned subsidiary of Global Crossing Ltd. Mr. Casey disclaims beneficial ownership of these shares. Mr. Casey is also a director of Exodus.
 (4) Based upon a Schedule 13G filed with the SEC on February 15, 2001. Includes 1,570,782 shares of common stock issuable upon conversion of convertible promissory notes. The address of Janus Capital Corporation is 100 Fillmore Street, Suite 300, Denver, CO 80206-4923.
 (5) Includes 1,041,407 shares held by Ms. Hancock and her husband, 45,596 shares held by the Hancock Foundation Fund, and 6,657,525 shares subject to options exercisable within 60 days of February 28, 2001. Ms. Hancock is our Chairman and Chief Executive Officer.

 (6) Represents 3,416,864 shares held in the Dougery Revocable Trust, of which Mr. Dougery and his wife are the trustees, 1,746,384 shares held by Mr. Dougery as trustee of three trusts for his children, 404,400 shares held by Mr. Dougery's wife as trustee for a separate trust, 226,384 shares held by Dougery Ventures LLC, of which Mr. Dougery is President, and 4,167 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Dougery is a director of Exodus.
 (7) Includes 585,358 shares subject to options exercisable within 60 days of February 28, 2001. Dr. Dollahite is our Executive Vice President, Quality and Service.
 (8) Includes 384,167 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Hopper is a director of Exodus.
 (9) Includes 280,584 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Case is our Executive Vice President, Finance and Chief Financial Officer.
(10) Represents 77,176 shares held in the Lynch Living Trust, of which Mr. Lynch and his wife are the trustees, and 189,167 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Lynch is a director of Exodus.
(11) Includes 215,600 shares subject to options exercisable within 60 days of February 28, 2001. Ms. Brown is our Executive Vice President and Chief Marketing Officer.
(12) Includes 159,200 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Yeack is our Executive Vice President, Managed and Professional Services.
(13) Includes 246 shares held by Mr. Dubovoy's son who lives at home and 44,167 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Dubovoy is a director of Exodus.
(14) Represents 64,167 shares subject to options exercisable within 60 days of February 28, 2001. Mr. Mocarski is a director of Exodus.
(15) Represents 17,501 shares subject to options exercisable within 60 days of February 28, 2001. Ms. Seligman is a director of Exodus.
(16) Mr. Stuurop is director of Exodus.
(17) Mr. Krause is a director of Exodus.
(18) Includes 10,408,307 shares subject to options exercisable within 60 days of February 28, 2001 held by our executive officers and directors.

                             EXECUTIVE COMPENSATION

Officer Compensation

 Summary Compensation Table

   The following table sets forth all compensation awarded to, earned by or paid for services rendered to Exodus in all capacities by the Named Executive Officers during the years ended December 31, 2000, 1999 and 1998.

                           Summary Compensation Table

                                                      Long-Term
                                                     Compensation
                              Annual Compensation       Awards
                              --------------------   ------------
                                                      Securities
                                                      Underlying     All Other
                         Year Salary ($) Bonus ($)    Options(1)  Compensation ($)
                         ---- ---------- ---------   ------------ ----------------
Ellen M. Hancock........ 2000        1       --          250,000        780(3)
 Chairman and Chief
  Executive Officer (2)  1999  250,192       --        1,200,000        782(3)
                         1998  156,213       --       13,951,696        487(3)

Beverly Brown........... 2000  240,000    45,145          50,000        749(3)
 Executive Vice
  President and Chief
  Marketing              1999   60,923    10,000(5)    1,180,000        190(3)
  Officer (4)            1998      --        --              --         --

R. Marshall Case........ 2000  229,808    89,577(7)    2,020,000        717(3)
 Executive Vice
  President and Chief
  Financial              1999      --        --              --         --
  Officer (6)            1998      --        --              --         --

Herbert A. Dollahite,
 Ph.D................... 2000  220,000    41,308          30,000        686(3)
 Executive Vice
  President, Quality and
  Service (8)            1999  200,000    54,800         380,000        624(3)
                         1998   95,192     6,000       1,760,000        296(3)

William R. Yeack........ 2000  240,000    45,154          30,000        749(3)
 Executive Vice
  President, Managed and 1999   95,076       --          980,000        297(3)
  Professional Services
   (9)                   1998      --        --              --         --

--------
(1) Numbers adjusted for stock splits.
(2) Ms. Hancock joined us in March 1998.
(3) Represents a life insurance premium paid by the Company.
(4) Ms. Brown joined us in October 1999.
(5) Represents a hire-on bonus.
(6) Mr. Case joined us in January 2000.
(7) Includes a $50,000 hire-on bonus.
(8) Dr. Dollahite joined us in June 1998.
(9) Mr. Yeack joined us in August 1999.

 Option Grants in 2000

   The following table sets forth further information regarding option grants to each of the Named Executive Officers during 2000. In accordance with SEC rules, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option terms.

                             Option Grants in 2000

                                                                        Potential Realizable
                         Number of   Percentage                       Value at Assumed Annual
                         Securities   of Total                          Rates of Stock Price
                         Underlying   Options                             Appreciation for
                          Options    Granted to  Exercise                  Option Term (2)
                          Granted   Employees in Price Per Expiration ------------------------
          Name             (#)(1)     2000 (%)   Share ($)    Date         5%          10%
          ----           ---------- ------------ --------- ---------- ----------- ------------
Ellen M. Hancock........   250,000      0.7%      $27.75   12/7/2010  $ 4,362,956 $ 11,056,588

Beverly Brown...........    50,000      0.1        27.75   12/7/2010      872,591    2,211,318

R. Marshall Case........ 1,600,000      4.7        57.44   1/31/2010   57,795,416  146,464,932
                           420,000      1.2        27.75   12/7/2010    7,329,767   18,575,068

Herbert A. Dollahite....    30,000      0.1        27.75   12/7/2010      523,555    1,326,791

William R. Yeack........    30,000      0.1        27.75   12/7/2010      523,555    1,326,791

--------
(1) The options shown in the table were granted at fair market value, are non-qualified stock options, except that an option to purchase 7,254 shares granted to Mr. Case on December 7, 2000 is an incentive stock option, and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment with us. The options become exercisable monthly over a 50-month period.
(2) The 5% and 10% assumed annual rates of stock price appreciation are mandated by SEC rules and do not represent our estimate or projection of future common stock prices.

 Aggregated Option Exercises in 2000 and Year-End Option Values

   The following table sets forth the number of shares acquired upon the exercise of stock options during 2000 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers at December 31, 2000. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock on December 29, 2000, which was $20.00 per share.

         Aggregated Option Exercises in 2000 and Year-End Option Values

                                                          Number of Securities      Value of Unexercised
                                                         Underlying Unexercised         In-the-Money
                              Shares                       Options at Year-End     Options at Year-End(2)
                             Acquired        Value      ------------------------- -------------------------
          Name            on Exercise(#) Realized($)(1) Exercisable Unexercisable Exercisable Unexercisable
          ----            -------------- -------------- ----------- ------------- ----------- -------------
Ellen M. Hancock .......     322,927      $12,564,466    5,425,390    6,337,559   $97,831,465  $98,172,140
Beverly Brown...........     206,000        9,703,909      117,200      906,800       201,280    1,958,400
R. Marshall Case........     201,017        1,669,322      150,985    1,667,998           --           --
Herbert A. Dollahite ...     340,248       22,037,739      411,759    1,137,993     5,739,987   14,737,469
William R. Yeack........     220,800        9,192,557       78,400      710,800       128,000    1,088,000

--------
(1) "Value Realized" represents the fair market value of the shares of common stock underlying the options on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's common stock on December 29, 2000, which was $20.00 per share.

Executive Employment Policy

   In December 1997, the Board adopted a form of executive employment policy, pursuant to which, in the event of a termination resulting from a change of control, the base salary and medical benefits would continue for up to 18 months for the Chairman, the Chief Executive Officer and the President and up to 12 months for other executives. In addition, in the event of a change in control, each executive's options would become exercisable with respect to 50% of such executive's remaining unvested shares subject to such options. In the event of an involuntary termination, base salary and medical benefits would generally continue for shorter time periods than those set forth above and the executive's options would continue to vest during such period. An executive who voluntarily terminates or is terminated for cause would generally not receive any compensation, additional stock option vesting or other benefits after the date of termination. Pursuant to the policy, during the term of any payments made to an executive after termination, such executive would not be permitted to manage, operate, control, participate in the management, operation or control of or be employed by any other person or entity that is engaged in providing services that are directly competitive with the services we offer.

Director Compensation

   Directors receive $2,500 for each Board meeting attended, $1,000 for each committee meeting attended and the chairman of each committee receives $1,500 for each meeting attended. Provided the amendments to the Directors Plan are approved by the stockholders, directors may, at their election, defer receipt of all or a portion of their directors' fees and receive a fully vested stock award equal to the amount of the deferred fees otherwise payable to the director.

   Provided the amendments to the Directors Plan are approved by the stockholders, each member of the board who is not an employee of the Company will be automatically granted an option under the Directors Plan for 60,000 shares upon joining the Board, which vests as to one-third of the total shares on the first anniversary of the date of grant and then 2.7777% monthly thereafter, provided the optionee is still a member of the Board or a consultant to Exodus. At each annual meeting of stockholders, each eligible director will automatically be granted an additional option for 40,000 shares, which vests at a rate of 4.1666% monthly following the date of grant, provided the optionee is still a member of the Board or a consultant to Exodus.

   During 2000, the following directors received option grants under the Directors Plan as follows: John R. Dougery: 20,000 shares; Mark Dubovoy: 20,000 shares; Max D. Hopper: 20,000 shares; L. William Krause: 80,000 shares; Daniel
C. Lynch: 20,000 shares; Thadeus J. Mocarski: 20,000 shares; Naomi O. Seligman 20,000 shares; Dirk A. Stuurop: 80,000 shares; and Dr. Laura D'Andrea Tyson:
80,000 shares.

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee, consisting of directors Dubovoy, Hopper and Krause, has ever been an officer or employee of Exodus or any of its subsidiaries. No executive officer of Exodus served during 2000 or serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

                                 REPORT OF THE
                               AUDIT COMMITTEE/1/

   The principal functions of the Audit Committee fall into four broad categories:

  . monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors, KPMG LLP, and our financial and senior management;

  . review and evaluate the independence and performance of our independent auditors;

  . facilitate communication among our independent auditors, our financial and senior management and our Board of Directors; and

  . exercise an active oversight role with respect to our internal audit function.

   The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent" as required by applicable listing standards of the Nasdaq National Market. The committee operated pursuant to a charter approved by the Board of Directors in December 1998, as amended in April 2000 and December 2000. A copy of the current charter is attached to this proxy statement as Annex A. The committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the committee held eleven meetings during fiscal 2000.

   Management is responsible for the preparation, presentation and integrity of Exodus' financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America.

   In overseeing the preparation of our consolidated financial statements, the Audit Committee met with both management and the independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the committee discussed the statements with both management and the independent auditors. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication With Audit Committees. The committee received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence. In connection with monitoring our internal control systems, the committee periodically consulted with the independent auditors about internal controls and the fairness and accuracy of our financial statements. In addition, the committee periodically reviewed the status of any legal matters that could have a significant impact on our financial statements.

   The Audit Committee continued to monitor the adequacy of our accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Audit Committee. Subject to the limitations on the role and responsibilities of the committee referred to below and in the charter, the committee recommended to the Board of Directors (and the Board approved) the inclusion of
--------
/1/ The material in this section entitled "Report of the Audit Committee" is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also recommended, subject to stockholder approval, the selection of KPMG LLP as independent auditors.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that KPMG LLP is in fact "independent" as required by the Nasdaq National Market.

                                          AUDIT COMMITTEE

                                          JOHN DOUGERY
                                          NAOMI O. SELIGMAN
                                          DIRK A. STUUROP

                                 REPORT OF THE
                           COMPENSATION COMMITTEE/2/

   The Compensation Committee acts on behalf of the Board to establish our general compensation policy for all employees. The principal functions of the committee fall into five broad categories:

  . approve our long-term strategy of employee compensation and determine the types of stock and other compensation plans to be used by us;

  . review and make all decisions regarding all forms of compensation for our executive officers and any other officers or individuals designated by the Board;

  . review, approve and make all decisions relating to the general outline of non-equity compensation policies and plans for all employees and management perquisites and review and approve actions with respect to specific non-equity compensation to executive officers;

  . administer our incentive and equity plans, including the 1999 Stock Option Plan, the 1998 Equity Incentive Plan, the 1997 Equity Incentive Plan, the 1995 Stock Option Plan and the 1998 Employee Stock Purchase Plan; and

  . handle all other compensation matters as the Board may request from time to time.

General Compensation Policy

   The Compensation Committee's philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers in 2000 was contingent on corporate revenue and customer satisfaction. Long-term equity incentives for executive officers are effected through the granting of stock options. Stock options generally have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the shares to vest.

   The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the committee reviewing data on prevailing compensation practices in technology companies with which we compete for executive talent and by the committee evaluating such information in connection with our corporate goals. Subject to the limitations regarding available data, the committee compared the compensation of our executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

   As part of a broader review of our executive compensation program, the Compensation Committee expanded the range of competitive compensation data it reviews in determining pay levels for executives during the last fiscal year. With the assistance of Watson Wyatt, an independent consulting firm with specialists in the areas of executive and broad-based compensation, the committee reviewed detailed compensation data, as well as financial information, for a group of publicly traded Web-hosting and related technology companies. Additional information was obtained from various published surveys specializing in compensation levels and practices for technology firms. Although we compete with a broad range of companies for clients and an even broader range for executives and employees, the information reviewed is believed to be an appropriate sample of the competitive compensation market.
--------
/2/ The material in this section entitled "Report of the Compensation Committee" is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

2000 Executive Compensation

   The Compensation Committee typically reviews base salary levels and target bonuses for our executive officers at the beginning of each fiscal year.

   Base Compensation. The committee reviewed the recommendations and performance of each executive officer and reviewed the market data outlined above to establish a base salary for each executive officer. The committee determined that less weight should be given to base salary and that stock options should be used to create incentives for individual executives and overall corporate performance.

   Incentive Compensation. Cash bonuses are awarded only if Exodus meets objectives. The target amount of bonus is determined by the committee. During 2000, each of our executive officers received bonuses ranging from zero to $89,577. The $89,577 bonus, which was paid to Mr. R. Marshall Case, includes a $50,000 hire-on bonus. The committee determined that, relative to short-term cash incentive compensation, stock options provide better sustained performance incentives.

   Stock Options. As in 1999, stock options were granted to executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. In 2000, in order to align executive interests with those of the stockholders, stock options continued to comprise an important component of executive compensation. Stock options typically have been granted to executive officers when the executive first joins us, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the committee and is based on the executive's anticipated future contribution, ability to impact corporate results and past performance or consistency within the executive's peer group. In 2000, the committee considered these factors, as well as the number of options held by such executive officers that remained unvested at the time the committee was considering whether to make new option grants and the amount of shares of any new option grant. In the discretion of the committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with us and to strive to increase the value of our common stock. The stock options generally become exercisable over a 50-month period and are granted at a price that is equal to the fair market value of common stock on the date of the grant.

Company Performance and CEO Compensation

   The Compensation Committee considered a variety of factors in its determination of compensation for fiscal year 2000 for Ms. Hancock, our Chief Executive Officer. In making its determination, the committee gave particular weight to revenue growth and performance against our business plan. The committee also considered the influential role Ms. Hancock has played in the performance of Exodus, including her efforts in connection with completing the acquisition of GlobalCenter in early January 2001.

   Compensation. For 2000, Ms. Hancock voluntarily elected to reduce her base salary to $1.00. In keeping with the Committee's philosophy that short-term cash incentives are not as effective in motivating performance as are stock options, Ms. Hancock did not receive a cash bonus in 2000, but was granted additional stock options.

   Stock Options. In December 2000, Ms. Hancock was granted a nonqualified stock option to purchase 250,000 shares under the 1998 Plan at an exercise price per share of $27.75. Ms. Hancock received these options in recognition of her performance over the year, to provide incentives for future performance and as a tool for retention. This option vests over 50 months, while Ms. Hancock provides services to Exodus or any subsidiary, at a rate of two percent of the total shares subject to the grant per month.

Compliance with Section 162(m) of The Internal Revenue Code

   Internal Revenue Code Section 162(m) limits our ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the Chief Executive Officer at the end of the taxable year and our four other highest compensated officers during the taxable year. Cash compensation for fiscal 2000 for any individual was not in excess of $1,000,000, and we do not expect cash compensation for fiscal 2001 to be in excess of $1,000,000 for any individual. The Company's 1998 Equity Incentive Plan is in compliance with Section 162(m) by limiting the amount of stock awards that may be granted to any one individual. The 1999 Stock Option Plan is not in compliance with Section 162(m).

                                          COMPENSATION COMMITTEE

                                          MARK DUBOVOY
                                          MAX D. HOPPER
                                          L. WILLIAM KRAUSE

                              PERFORMANCE GRAPH/3/

   The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Composite Stock Market Index (US) and the Goldman Sachs Internet Index. The graph assumes that $100 was invested in the Company's common stock, the Nasdaq Composite Stock Market Index (US) and the GS Internet Index from the date of the Company's initial public offering on March 19, 1998 through December 31, 2000. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                              [PERFORMANCE GRAPGH]

                                                                 GS     Nasdaq
                                                   Exodus     Internet Composite
                                               Communications  Index     Index
                                               -------------- -------- ---------
   3/19/98....................................   $  100.00    $100.00   $100.00
   12/31/98...................................      232.58     270.52    121.82
   12/31/99...................................    2,571.95     568.91    226.08
   12/31/00...................................    1,158.37     145.06    137.25

--------
/3/ The material in this section entitled "Performance Graph" is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On September 28, 2000, we entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby we acquired GlobalCenter Holding Co. ("GlobalCenter"), an indirect wholly owned subsidiary of Global Crossing North America, Inc. ("Global Crossing NA"). Pursuant to the terms of the Merger Agreement, we issued 108,157,200 shares of common stock, approximately 19.6% of our outstanding common stock as of the April 12, 2001 record date, to Global Crossing GlobalCenter Holdings, Inc. ("GCGCH"), the parent company of GlobalCenter, in exchange for all outstanding shares of GlobalCenter common stock.

   In connection with the Merger Agreement, Exodus entered into a Network Services, Marketing and Cooperation Agreement (the "GC Network Agreement") on September 28, 2000 with Global Crossing Ltd. ("Global Crossing"), the parent company of Global Crossing NA. Under the GC Network Agreement, Exodus committed to purchase at least 50% of its network needs worldwide, other than Asia, from Global Crossing. In addition, subject to limited exceptions, Global Crossing agreed to use Exodus as its exclusive provider of Internet Web hosting services until January 2003. Global Crossing agreed to grant Exodus a credit of $100 million to be applied against purchases of assets or services under the GC Network Agreement or the AGC Network Agreement (described below) provided that Exodus applies no more than $25 million against purchases under the AGC Network Agreement. Up to $50 million of this credit may be applied in 2001, and the remainder may be applied after January 1, 2002. The GC Network Agreement has a ten year term.

   Under the GC Network Agreement, Exodus granted Global Crossing the right to resell Exodus services. The GC Network Agreement also contemplates that the parties may enter into a reseller agreement in order to further define the resale rights granted to Global Crossing. In April 2001, Global Crossing and Exodus entered into a Reseller Agreement whereby Global Crossing and its affiliated companies have the nonexclusive right to resell Exodus services worldwide, except for Internet Data Centers located in Hong Kong and Tokyo Otemachi. When Exodus' sales force is able to sell hosting services in Hong Kong and Tokyo Otemachi, Global Crossing will have the right to resell Exodus services in these locations under the terms of the reseller agreement. The initial term of the agreement continues through January 2003. Thereafter, the agreement automatically renews for successive one year terms. After October 2002, either party may give written notice to terminate the agreement without cause effective 90 days after the delivery of such notice. If the agreement is renewed, Global Crossing will appoint Exodus as its exclusive supplier of Internet Web hosting services during the renewal term. Exodus and/or its affiliates, on the one hand, and Global Crossing and/or Asia Global Crossing Ltd. and their affiliates, on the other hand, may enter into additional commercial arrangements with each other in the future as the parties may mutually agree.

   Exodus also entered into a Network Services, Marketing and Cooperation Agreement (the "AGC Network Agreement") on September 28, 2000 with Asia Global Crossing Ltd., a company affiliated with Global Crossing and GlobalCenter. Under the AGC Network Agreement, Asia Global Crossing Ltd. and its controlled affiliates will make all Asia Global Crossing Ltd. telecommunications services available to Exodus and its controlled affiliates on an equal access basis. Exodus agreed to promote Asia Global Crossing Ltd. as its primary provider of network services for its network operations in Asia. Exodus and its controlled affiliates agreed, during the ten year term of the agreement, to purchase from Asia Global Crossing Ltd. at least 60% of their network services requirements in specified parts of Asia and the Pacific Rim, not including Australia or New Zealand. In addition, Exodus will give Asia Global Crossing Ltd. the opportunity to provide at least 67% of Exodus' network services requirements in that territory and use reasonable efforts consistent with its business objectives to exceed this 67% commitment. Subject to limited exceptions, Asia Global Crossing Ltd. agreed to use Exodus as its exclusive provider of Internet Web hosting services in that territory until January 2003. Asia Global Crossing Ltd. and Exodus have also agreed that Asia Global Crossing Ltd. may resell Exodus services.

   Concurrently with and pursuant to the Merger Agreement, Exodus entered into a Stockholder Agreement and Registration Rights Agreement, each dated as of September 28, 2000, with GCGCH and Global Crossing. Under the stockholder agreement, GCGCH has the right to designate one nominee for election to our Board of

Directors. This right terminates if at anytime GCGCH and Global Crossing beneficially own in the aggregate less than 10% of the total voting power of Exodus. In addition, GCGCH and Global Crossing agreed to vote either in the manner recommended by the Board of Directors of Exodus or in the same proportion as all votes cast by disinterested shareholders. This agreement regarding voting expires in January 2006, or sooner if there is a change of control of Exodus or if GCGCH and Global Crossing own less than 10% of the total voting power of Exodus. GCGCH and Global Crossing have also agreed to certain standstill provisions regarding Exodus common stock and have agreed not to sell or transfer any shares of Exodus common stock until after January 2002. GCGCH designated Mr. Thomas J. Casey as its nominee to our Board of Directors pursuant to the stockholder agreement. Our Board of Directors appointed Mr. Casey as a director in January 2001. See also "Proposal No. 1--Election of Directors" beginning on page 4.

   Under the Registration Rights Agreement, GCGCH and Global Crossing will each be entitled to offer for sale, beginning in January 2002, registrable shares of Exodus pursuant to a shelf registration statement that Exodus has agreed to file with the SEC by May 10, 2001. In addition, Exodus has agreed that, anytime after the first anniversary of the effective time of the merger, GCGCH and Global Crossing will have the right to ask Exodus to register their shares if and when Exodus offers any of its shares of common stock for sale in an underwritten offering. Exodus may suspend an offering of securities under circumstances delineated in the agreement.

   On September 28, 2000, in connection with the Merger Agreement, Exodus and Asia Global Crossing Ltd. entered into a Joint Venture Agreement relating to the formation of a pan-Asian joint venture to provide complex Web hosting and managed services in Asia. Both companies have agreed to contribute to the joint venture all of their assets related to Web hosting in Asia. In addition, Exodus and Asia Global Crossing Ltd. have agreed to contribute $67 million in cash and $33 million in cash, respectively, at a date agreed to by the parties. Asia Global Crossing Ltd. will be the primary network provider for the joint venture in Asia. Exodus will manage and operate the joint venture. In March 2001, the joint venture company was formed and shares in the company were issued to Exodus (67%) and Asia Global Crossing Ltd. (33%).

   Janus Capital Corporation and Exodus entered into a Master Services Agreement in November 2000. As of the April 12, 2001 record date, Janus owned more than 10% of our stock. Under this agreement, Exodus agreed to provide Internet Data Center space, bandwidth and a fully managed service offering to Janus. The terms of the agreement are substantially similar to those entered into between Exodus and its customers for similar service offerings. As of December 31, 2000, Janus had ordered services from Exodus for calendar year 2000 in an amount equal to approximately $136,000.

                               NEW PLAN BENEFITS


   The following table shows, in the aggregate, the options that will be granted to non-employee directors under the Directors Plan in 2001 if the nominees in this proxy statement are elected. None of the director nominees is eligible to receive Initial Grants. Nine of the director nominees are eligible to receive Succeeding Grants. Accordingly, if all director nominees are elected at the meeting, the following benefits will be distributed under the plan:

                                                                     Number
Name and Position                 Exercise Price (per share)         of shares
-----------------                 --------------------------         ---------
All current directors and all
 director nominees, who are not
 executive officers, as a group
 (9 persons)..................... Fair market value on date of grant  360,000

   Future awards to executive officers and employees under the Incentive Plan are discretionary and cannot be determined at this time. We have therefore not included a table reflecting any such awards.

                     FEES PAID TO THE INDEPENDENT AUDITORS

Audit Services

   KPMG billed us aggregate fees of $450,000 for professional services rendered for the audit of our annual financial statements for fiscal year 2000 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of 2000.

Financial Information Systems Design and Implementation

   KPMG billed us aggregate fees of $187,000 for professional services rendered for various systems implementation projects in fiscal 2000.

All Other Fees

   KPMG billed us aggregate fees of $2,603,000 for other professional services rendered in fiscal 2000.

   The Audit Committee of the our Board of Directors considered the services listed above to be compatible with maintaining KPMG's independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of our common stock and other equity securities on a Form 4 or Form 5. These executive officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% stockholders made all the necessary filings under Section 16(a) during 2000, except that the following individuals had late filings in 2000: Naomi O. Seligman (one Form 5, reporting a stock option grant) and Max D. Hopper (one Form 5, reporting a stock option grant).

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2002 must be received by December 27, 2001. Stockholders wishing to bring a proposal before the annual meeting for 2002 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of Exodus at our principal executive offices no later than April 1, 2002.

                                 OTHER BUSINESS

   The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                       VOTING BY INTERNET OR BY TELEPHONE

General Information for All Shares Voted By Internet or By Telephone

   Votes submitted by Internet or by telephone must be received by 11:59 p.m. Pacific Time on Tuesday, May 29, 2001. Submitting your proxy by Internet or by telephone will not affect your right to vote in person should you decide to attend the meeting. Stockholders voting by Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that might be borne by the stockholder.

Shares Registered Directly in the Name of the Stockholder

   Stockholders with shares registered directly with EquiServe, our transfer agent, may vote telephonically by calling 1-877-PRX-VOTE (1-877-779-8683) or by Internet at the following address on the World Wide Web:
http://www.eproxyvote.com/exds and follow the instructions on your screen.

Shares Registered in the Name of a Brokerage Firm or Bank

   A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form received from your bank or broker or you may vote by Internet at the ADP Investor Communication Services Web site (www.proxyvote.com) and follow the instructions on your screen.

   Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope, or vote by telephone or electronically by Internet, so that your shares may be represented at the meeting.

                                                                         ANNEX A

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                          EXODUS COMMUNICATIONS, INC.

                            Adopted December 8, 1998
                             Amended April 12, 2000
                            Amended December 7, 2000

I. Purpose

   The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Exodus Communications, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

  . monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors, and the Company's financial and senior management;

  . review and evaluate the independence and performance of the Company's independent auditors;

  . facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board; and

  . exercise an active oversight role with respect to the internal audit function.

   The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

   While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II. Membership

   All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

   As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the

Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III. Meetings

   Meetings of the Committee shall be held from time to time as determined by the Board. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV. Responsibilities and Duties--Independent Auditors

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

   1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

   2. In connection with the Committee's review of the annual financial statements:

    . Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

    . Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   3. In connection with the Committee's review of the quarterly financial statements:

    . Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

    . Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

   4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

   5. Discuss with the independent auditors and management the periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

   6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

   7. Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

   8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

   9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

  10. Review the independent auditors' audit plan.

  11. Approve the fees and other significant compensation to be paid to the independent auditors.

V. Responsibilities and Duties--Internal Audit

   1. The audit committee meets with internal auditing to review the audit plan and help ensure the effectiveness of overall controls.

   2. The audit committee receives briefing on internal audit activities, including significant conditions and weaknesses.

   3. As a part of its active oversight role of the internal auditing function, the audit committee should also review and approve the internal audit charter and concur in the appointment or removal of the director of internal auditing.

   4. Periodically consult with the Director of Internal Audit out of the presence of management about internal controls.

VI. Other Matters

   1. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

   2. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

   3. Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee's responsibilities.

   4. Review and reassess the adequacy of the Committee's charter at least annually. Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

   5. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

VII. Minutes

   The Committee will maintain written minutes of its meetings, which will be filed within the Company's minute books along with the minutes of the meetings of the Board. The Committee also will issue reports as required to comply with the SEC proxy rules and other applicable laws and regulations.

                                                                 SKU# 1726-PS-01

                          EXODUS COMMUNICATIONS, INC.

                           1998 EQUITY INCENTIVE PLAN

                          As Adopted January 15, 1998
              Amended June 2, 1999, June 6, 2000 and May 31, 2001

1. PURPOSE.

   The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2. SHARES SUBJECT TO THE PLAN.

   2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 80,000,000 Shares plus (a) any authorized shares not issued or subject to outstanding grants under the Company's 1997 Equity Incentive Plan the ("Prior Plan") on the Effective Date (as defined in Section 19 below); (b) shares that are subject to issuance upon exercise of an option granted under the Prior Plan but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the Prior Plan which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 18, Shares that are subject to: (x) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (y) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and
(z) an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

   2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3. ELIGIBILITY.

   ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 750,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,250,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

4. ADMINISTRATION.

   4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (c) select persons to receive Awards;

     (d) determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (g) grant waivers of Plan or Award conditions;

     (h) determine the vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j) determine whether an Award has been earned; and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

   4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

5. OPTIONS.

   The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

   5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

   5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

   5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no

Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

   5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

   5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

   5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

     (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
  (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

     (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

   5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

   5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

   5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

   5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK.

   A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

   6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

   6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

   6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

   6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7. STOCK BONUSES.

   7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

   7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

   7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8. PAYMENT FOR SHARE PURCHASES.

   8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a) by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

       (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

       (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (f) by any combination of the foregoing.

   8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9. WITHHOLDING TAXES.

   9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

   9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

10. PRIVILEGES OF STOCK OWNERSHIP.

   10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

   10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

11. TRANSFERABILITY.

   Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

12. RESTRICTIONS ON SHARES.

   At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

13. CERTIFICATES.

   All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14. ESCROW; PLEDGE OF SHARES.

   To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15. EXCHANGE AND BUYOUT OF AWARDS.

   The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

   An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. NO OBLIGATION TO EMPLOY.

   Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

18. CORPORATE TRANSACTIONS.

   18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine; provided, however, that the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

   18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

   18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19. ADOPTION AND STOCKHOLDER APPROVAL.

   This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

20. TERM OF PLAN/GOVERNING LAW.

   Unless earlier terminated as provided herein, this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21. AMENDMENT OR TERMINATION OF PLAN.

   The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22. NONEXCLUSIVITY OF THE PLAN.

   Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. DEFINITIONS.

   As used in this Plan, the following terms will have the following meanings:

       "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

       "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

       "Board" means the Board of Directors of the Company.

       "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Committee" means the Compensation Committee of the Board.

       "Company" means Exodus Communications, Inc. or any successor corporation.

       "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

       "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

     (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

      (e) if none of the foregoing is applicable, by the Committee in good faith.

       "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
    Section 16 of the Exchange Act.

       "Option" means an award of an option to purchase Shares pursuant to
    Section 5.

       "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       "Participant" means a person who receives an Award under this Plan.

       "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

         (a) Net revenue and/or net revenue growth;

         (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

         (c) Operating income and/or operating income growth;

         (d) Net income and/or net income growth;

         (e) Earnings per share and/or earnings per share growth;

         (f) Total shareholder return and/or total shareholder return growth;

         (g) Return on equity;

         (h) Operating cash flow return on income;

         (i) Adjusted operating cash flow return on income;

         (j) Economic value added; and

         (k) Individual confidential business objectives.

       "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

       "Plan" means this Exodus Communications, Inc. 1998 Equity Incentive Plan, as amended from time to time.

       "Restricted Stock Award" means an award of Shares pursuant to
    Section 6.

       "SEC" means the Securities and Exchange Commission.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

       "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

       "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

       "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

       "Vested Shares" means "Vested Shares" as defined in the Award
    Agreement.

                          EXODUS COMMUNICATIONS, INC.

                1998 DIRECTORS STOCK OPTION AND STOCK AWARD PLAN

                            Adopted January 15, 1998
            Amended January 27, 1998, June 6, 2000 and May 31, 2001

1. PURPOSE

   This 1998 Directors Stock Option and Stock Award Plan (this "Plan") is established to provide equity incentives for certain nonemployee members of the Board of Directors of Exodus Communications, Inc. (the "Company"), who are described in Section 6 below, by granting such persons options to purchase shares of stock of the Company or Stock Awards, as defined in Section 9 below.

2. ADOPTION AND STOCKHOLDER APPROVAL

   After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

3. TYPES OF AWARDS AND SHARES

   Awards may be issued under this Plan as non-qualified stock options ("NQSOs") or as Stock Awards. The shares of stock that may be purchased upon exercise of Options granted under this Plan or granted as Stock Awards (the "Shares") are shares of the Common Stock of the Company.

4. NUMBER OF SHARES

   The maximum number of Shares that may be issued pursuant to Options or Stock Awards granted under this Plan (the "Maximum Number") is 3,200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. A Stock Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Stock Awards under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted or Stock Awards issued under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted or Stock Awards issued under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted or pursuant to a Stock Awards under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options or Stock Awards may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted or Stock Awards issued under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted or the issuance of Stock Awards under this Plan is less than the Maximum Number.

5. ADMINISTRATION

   This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any Option granted or Stock Award issued under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option or any Shares issued pursuant to a Stock Award.

6. ELIGIBILITY

   Options or Awards shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Eligible Participant").

7. FORMULA OPTION GRANTS.

   7.1 Initial Grant. Each Eligible Participant who is or becomes a member of the Board on or after the Effective Date will automatically be granted an Option for 60,000 Shares (an "Initial Grant") on the earlier of the Effective Date or on the date such Eligible Participant becomes a member of the Board.

   7.2 Succeeding Grants. n the date of each Annual Meeting of Stockholders following an Eligible Participant's Initial Grant (or previous grant from the Company outside this Plan if such Eligible Participant was ineligible to receive an Initial Grant) provided the Eligible Participant is a member of the Board on such date and has served continuously as a member of the Board since the date of such Eligible Participant's Initial Grant or previous grant, as the case may be, the Eligible Participant will automatically be granted an Option for 40,000 Shares (a "Succeeding Grant").

   7.3 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Eligible Participant) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

   7.4 Vesting. The date an Eligible Participant receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Options become exercisable as they vest.

     (a) Initial Grants. Each Initial Grant made on or after February 29, 2000 will vest over three years as to thirty three and one-third percent (33.33%) of the Shares on the first anniversary following its Start Date and for the next twenty-four (24) months thereafter shall vest monthly as to 2.7777% of the Shares, so long as the Eligible Participant continuously remains a director or a consultant of the Company. Each Initial Grant made prior to February 29, 2000 will vest as to thirty three and one-third percent (33.33%) of the Shares at the end of each annual anniversary of the Start Date for such Initial Grant, so long as the Eligible Participant continuously remains a director or consultant of the Company. Fractional shares shall not be exercisable but shall carry forward and be added to fractional shares that vest subsequently until such fractional shares equal a whole exercisable share.

     (b) Succeeding Grants. Each Succeeding Grant made on or after May 31, 2001 will vest over twenty-four months as to 4.1666% of the Shares each month following its Start Date, so long as the Eligible Participant continuously remains a director or a consultant of the Company. Each Succeeding Grant made on or after February 29, 2000, but prior to May 31, 2001 will vest over forty-eight months as to 2.0833% of the Shares each month following its Start Date, so long as the Eligible Participant continuously remains a director or a consultant of the Company. Each Succeeding Grant made prior to February 29, 2000 will vest as to twenty-five percent (25%) of the Shares at the end of each anniversary of the Start Date for such Succeeding Grant, so long as the Eligible Participant continuously remains a director or consultant of the Company. Fractional shares shall not be exercisable but shall carry forward and be added to fractional shares that vest subsequently until such fractional shares equal a whole exercisable share.

   7.5 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

   7.6 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest when the Eligible Participant ceases to be a member of the Board or a consultant of the Company. The date on which the Eligible Participant ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

     (a) Termination Generally. If the Eligible Participant ceases to be a member of the Board or a consultant of the Company for any reason except death of the Eligible Participant or disability of the Eligible Participant (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Eligible Participant, to the extent (and only to the extent) that it would have been exercisable by the Eligible Participant on the Termination Date, may be exercised by the Eligible Participant no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

     (b) Death or Disability. If the Eligible Participant ceases to be a member of the Board or a consultant of the Company because of the death of the Eligible Participant or the disability of the Eligible Participant (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Eligible Participant to the extent (and only to the extent) that it would have been exercisable by the Eligible Participant on the Termination Date, may be exercised by the Eligible Participant (or the Eligible Participant's legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

   7.7 Exercise Period. Subject to the provisions of Section 7.11 below, Options shall be exercisable as they vest.

   7.8 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Eligible Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

   7.9 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Eligible Participant for more than six
(6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Eligible Participant in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Eligible Participant for services rendered;
(d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Eligible Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Eligible Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Eligible Participant and an NASD Dealer whereby the Eligible Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

   7.10 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Eligible Participant shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

   7.11 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

     (a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

     (b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Eligible Participant from exercising the full number of Shares as to which the Option is then exercisable.

8. NONTRANSFERABILITY OF OPTIONS

   During the lifetime of the Eligible Participant, an Option shall be exercisable only by the Eligible Participant or by the Eligible Participant's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

9. STOCK AWARDS

   Each Eligible Participant may elect to receive shares of the Company's Common Stock in lieu of the total cash fees otherwise receivable from the Company for service as a director ("Stock Awards") for a given calendar year as determined by the Board. Any such election must be made by entering into an agreement with the Company as evidenced by the form of agreement attached hereto as Exhibit 9.1 and filing such agreement with the Company on or before the election deadline as specified by the Board. Except for elections for calendar year 2001 which must be made by June 15, 2001, such election deadline for an Eligible Participant to elect to receive the Stock Award shall be December 31 of the year prior to the calendar year in which such Eligible Participant's cash fees will be due. Stock Awards shall be granted effective on the date that total cash fees are otherwise payable by the Company to the Eligible Participant. The number of Shares of any Stock Award to be Awarded to any Eligible Participant shall be determined on the date of grant of the Stock Award and shall be equal to the total cash fees otherwise payable by the Company to an Eligible Employee divided by the Fair Market Value (as defined in Section 17.4) of the Shares. At the end of the calendar year for which an Eligible Participant has made an election to receive a Stock Award (or upon the date such person ceases to be an Eligible Participant, if such date is earlier), the Company will calculate the total number of Stock Awards owed to such Eligible Participant and will deliver to such person, no later than thirty
(30) days thereafter, the aggregate number of shares represented thereby, provided, however, that no fractional shares shall be issued upon delivery of Stock Awards and any resulting fraction of a share shall be rounded down to the nearest whole share.

10. PRIVILEGES OF STOCK OWNERSHIP

   No Eligible Participant shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Eligible Participant a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

11. ADJUSTMENTS

   In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options, the exercise price per share of such outstanding Options and the number of Shares subject to Stock Awards shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

12. NO OBLIGATION TO CONTINUE AS DIRECTOR

   Nothing in this Plan or any Award granted or issued under this Plan shall confer on any Eligible Participant any right to continue as a director of the Company.

13. COMPLIANCE WITH LAWS

   The grant or issuance of Awards and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

14. ACCELERATION OF OPTIONS ON CERTAIN CORPORATE TRANSACTIONS

   In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Eligible Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within six months of the consummation of said event. Any options not exercised within such six-month period shall expire.

15. AMENDMENT OR TERMINATION OF PLAN

   The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Eligible Participant. In any case, no amendment of this Plan may adversely affect any then outstanding Awards or any unexercised portions thereof without the written consent of the Eligible Participant.

16. TERM OF PLAN

   Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

17. CERTAIN DEFINITIONS

   As used in this Plan, the following terms shall have the following meanings:

   17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

   17.4 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

     (d) in the case of an Option granted on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

     (e) if none of the foregoing is applicable, by the Committee in good faith.

   17.5 "Award" means any award under this Plan, including any Option or Stock Award.

   17.6 "Stock Award" means an award of Shares pursuant to Section 9.

   17.7 "Option" means an award of an option to purchase Shares pursuant to
Section 7.

                                     PROXY

                          EXODUS COMMUNICATIONS, INC.

                 Annual Meeting of Stockholders - May 31, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Marshall Case and Adam W. Wegner, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Exodus Communications, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Exodus Communications, Inc. (the "Meeting") to be held on May 31, 2001 at 10:00 a.m., Pacific Time, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054, and at any adjournment or postponement thereof.

     When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees and for Proposals 2, 3 and 4, and this Proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

(Continued and to be signed on reverse side) (See reverse side)

[X]  Please mark votes as in this example

       The Board of Directors recommends a vote FOR the Proposals:

1.  ELECTION OF DIRECTORS

    Nominees:           Thomas J. Casey                  L. William Krause
                        John R. Dougery                  Daniel C. Lynch
                        Mark Dubovoy                     Thadeus J. Mocarski
                        Ellen M. Hancock                 Naomi O. Seligman
                        Max D. Hopper                    Dirk A. Stuurop

    [_] For All Nominees          [_] Withheld From All Nominees


    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above.)

2. AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 58,000,000 TO 80,000,000 SHARES.

    [_] For                       [_] Against                       [_] Abstain

3. AMENDMENTS TO THE 1998 DIRECTORS STOCK OPTION PLAN TO INCREASE THE SIZE OF THE INITIAL GRANT TO DIRECTORS FROM 40,000 TO 60,000 SHARES, TO INCREASE THE SIZE OF THE SUCCEEDING GRANTS TO DIRECTORS FROM 10,000 TO 40,000 SHARES, TO CHANGE THE VESTING SCHEDULE FOR SUCCEEDING GRANTS AND TO ALLOW FOR THE GRANT OF STOCK AWARDS, IN LIEU OF CASH PAYMENTS, AS DIRECTOR COMPENSATION.

    [_] For                       [_] Against                       [_] Abstain

4.  RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT
    AUDITORS.

    [_] For                       [_] Against                       [_] Abstain

     Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

[_]   Mark here for address change and note below

Whether or not you plan to attend the Meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the Meeting.

Signature:__________________________ Date: _________________

Signature:__________________________ Date: _________________

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2. Call the toll-free number
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   your name.

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